EXHIBIT 31.1

                     CERTIFICATION PURSUANT TO SECTION 302

                        OF THE SARBANES-OXLEY ACT OF 2002

I, Antonio Milici, certify that:

1.   I have reviewed this Form 10-Q/A for the fiscal quarter ended March 31, 2009 of GeneThera, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this      report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods  presented in this report;

4.   The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

     a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures  to  be  designed under our supervision, to ensure that material information relating to the small business issuer, including its  consolidated  subsidiaries, is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b)   Evaluated the effectiveness of the small business issuer's disclosure controls and procedures  and presented in this report our  conclusions about the  effectiveness of the disclosure  controls and procedures as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and

     c)   Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting, to the small business issuer's auditors and the audit committee of the small business  issuer's  board of directors  (or persons performing the equivalent functions):

     a)   All significant deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the small  business  issuer's ability   to  record, process,  summarize   and  report   financial information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  August 25, 2009

/s/ Antonio Milici

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Antonio Milici

President/Director